UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04364

Exact name of registrant as specified in charter:	Voyageur Intermediate Tax Free Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Minnesota Intermediate Fund

November 30, 2008

	Principal
	Amount	Value
Municipal Bonds – 94.64%
Corporate-Backed Revenue Bonds – 2.41%
Laurentian Energy Authority I Cogeneration Revenue Series A
5.00% 12/1/21	$750,000	$605,865
Minneapolis Community Development Agency (Limited Tax Common Bond Fund)
Series 4 6.20% 6/1/17 (AMT)	1,005,000	1,003,874
		1,609,739
Education Revenue Bonds – 8.49%
Minnesota Colleges & Universities Revenue Fund Series A
5.00% 10/1/28	1,000,000	968,140
Minnesota Higher Education Facilities Authority Revenue
(Carleton College) Series 6-T 4.75% 1/1/23	1,000,000	955,490
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	617,423
(St. Johns University) Series 6-U
4.40% 10/1/21	325,000	291,587
4.50% 10/1/23	265,000	234,149
(University of St. Thomas) Series 5-Y 5.25% 10/1/19	1,590,000	1,602,210
St. Cloud Housing & Redevelopment Authority Revenue (State University Foundation Project)
5.00% 5/1/23	1,000,000	993,570
		5,662,569
Electric Revenue Bonds – 3.36%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	965,250
Northern Municipal Power Agency 5.00% 1/1/13 (Assured Gty)	1,200,000	1,273,200
		2,238,450
Escrowed to Maturity Bond – 1.73%
University of Minnesota Series A 5.75% 7/1/16	1,000,000	1,156,410
		1,156,410
Health Care Revenue Bond – 8.97%
Minneapolis-St. Paul Housing & Redevelopment Authority (Health Partners Obligation Group Project)
6.00% 12/1/17	1,125,000	1,070,550
Moorhead Economic Development Authority Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	360,392
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services) Series C
5.625% 7/1/26	1,500,000	1,304,700
5.75% 7/1/30	300,000	256,020
St. Paul Housing & Redevelopment Authority Health Care Revenue (Health East Project)
Series B 5.85% 11/1/17	1,160,000	992,693
St. Paul Housing & Redevelopment Authority Hospital Revenue (Allina Health System)
Series A 5.00% 11/15/14 (MBIA)	2,000,000	1,987,660
		5,972,015
Housing Revenue Bonds – 5.98%
Minneapolis Multifamily Housing Revenue Refunding (Trinity Apartments) (HUD Section 8)
Series A 6.75% 5/1/21	1,675,000	1,562,959
Minnesota Housing Finance Agency Residential Housing
•Series D 4.75% 7/1/32 (AMT)	750,000	544,853
Series I 5.10% 7/1/20 (AMT)	785,000	711,893
Series M 4.85% 7/1/31 (AMT)	1,000,000	748,920
@Park Rapids Multifamily Housing Revenue (The Court Apartments Project) (HUD Section 8)
6.05% 8/1/12	435,000	421,911
		3,990,536

Lease Revenue Bonds – 2.56%
Edina Housing & Redevelopment Authority Public Project Revenue (Appropriate Lease Obligation)
5.125% 2/1/19	1,000,000	1,018,000
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	880,000	691,953
		1,709,953
Local General Obligation Bonds – 28.40%
Anoka County Capital Improvements Series C 5.00% 2/1/27	500,000	488,870
Anoka-Hennepin Independent School Dist #11 Refunding 5.00% 2/1/17	1,000,000	1,079,370
Big Lake Independent School District #727 Series C Refunding
5.00% 2/1/16 (FSA)	1,180,000	1,216,521
5.00% 2/1/17 (FSA)	1,000,000	1,030,950
Centennial Independent School District #012 Series A
5.00% 2/1/18 (FSA)	1,000,000	1,064,880
5.00% 2/1/20 (FSA)	750,000	798,660
Dakota County Capital Improvement Series A 4.75% 2/1/17	1,000,000	1,025,090
Duluth County Independent School District #709 Certificates of Participation Series A
4.25% 2/1/20 (FSA)	710,000	685,789
Hennepin County Series B 4.75% 12/1/14	1,000,000	1,030,860
Hopkins Independent School District #270 5.125% 2/1/17 (FGIC)	2,000,000	2,137,300
Mankato Independent School District #77 (Formerly Blue Earth County Independent School District #10)
Series A 4.125% 2/1/22	1,000,000	910,640
Minneapolis-St. Paul Metropolitan Council Area Waste Water Series C
5.00% 3/1/16	560,000	613,553
5.00% 3/1/28	1,000,000	991,380
Osseo Independent School District #279 Series A 5.00% 2/1/21 (FSA)	1,500,000	1,507,319
South Washington County Independent School District #833
Series A 4.00% 2/1/22	750,000	668,385
Series B 5.00% 2/1/16 (FSA)	1,560,000	1,632,243
St. Paul Independent School District #625 Series A 4.00% 2/1/15	1,020,000	1,057,822
White Bear Lake Independent School District #624 (Formerly Joint Independent Consolidated Ramsey
County School District #39 & Washington & Anoka Counties School District #103) Series B
4.75% 2/1/22	1,000,000	995,870
		18,935,502
§Pre-Refunded Bonds – 10.40%
Minneapolis Health Care System Revenue Series A
(Allina Health Systems) 5.75% 11/15/32-12	1,500,000	1,678,065
(Fairview Health Services) 5.625% 5/15/32-12	1,750,000	1,947,103
Minnesota Higher Education Facilities Authority Revenue (College of Art & Design)
Series 5-D 6.625% 5/1/20-10	1,000,000	1,064,860
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series D
5.25% 7/1/38-12	500,000	542,370
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) Series B
5.50% 7/1/25-14	1,500,000	1,693,740
		6,926,138
Special Tax Revenue Bonds – 7.75%
Minneapolis Art Center Facilities Revenue (Walker Art Center Project) 5.125% 7/1/21	2,250,000	2,262,622
Minnesota State 911 Revenue (Public Safety Radio Communication System Project)
4.00% 6/1/14 (Assured Gty)	1,370,000	1,415,004
4.25% 6/1/18 (Assured Gty)	1,170,000	1,163,390
Minneapolis Tax Increment Revenue (Ivy Tower Project) 5.50% 2/1/22	415,000	329,535
		5,170,551
State General Obligation Bonds – 8.32%
Minnesota State
5.00% 6/1/10	1,330,000	1,390,728
5.00% 8/1/15	2,000,000	2,201,100
Puerto Rico Commonwealth Public Improvement Refunding Series A 5.25% 7/1/15	1,000,000	972,560
•Puerto Rico Public Finance Commonwealth Appropriation (LOC Puerto Rico Government Bank)
Series A 5.75% 8/1/27	1,000,000	985,280
		5,549,668
Transportation Revenue Bonds – 1.89%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding
Series A 5.00% 1/1/13 (AMT)	500,000	486,205
Series 14 5.50% 1/1/11 (AMT)	750,000	773,393
		1,259,598

Water & Sewer Revenue Bonds – 4.38%
Minnesota Public Facilities Authority Water Pollution Control Revenue Refunding
Series C 5.00% 3/1/18	1,000,000	1,055,220
Series D 5.00% 3/1/14	500,000	546,255
St. Paul Sewer Revenue Series D 5.00% 12/1/20	1,275,000	1,322,277
		2,923,752
Total Municipal Bonds (cost $64,369,601)		63,104,881
	Number of
	Shares
Short-Term Investments – 10.94%
Money Market Instrument – 2.16%
Federated Minnesota Municipal Cash Trust	1,441,490	1,441,490
		1,441,490
	Principal
	Amount
•Variable Rate Demand Notes – 8.78%
Minneapolis Health Care Systems Revenue (Fairview Health Services)
Series E 0.65% 11/15/47	$2,000,000	2,000,000
St. Paul Housing & Redevelopment Authority Revenue
(Pur-Cretin-Derham Hall Project) 0.96% 2/1/26	300,000	300,000
St. Paul Port Authority Industrial Development Revenue
(Camada Limited Partnership-711) 0.96% 12/1/22	100,000	100,000
University of Minnesota Series C 0.60% 12/1/36	3,455,000	3,455,000
		5,855,000
Total Short-Term Investments (cost $7,296,490)		7,296,490

Total Value of Securities – 105.58%
(cost $71,666,091)		70,401,371
Liabilities Net of Receivables and Other Assets (See Notes) – (5.58%)		(3,718,625)
Net Assets Applicable to 6,529,009 Shares Outstanding – 100.00%		$66,682,746

@Illiquid security. At November 30, 2008, the aggregate amount of illiquid securities was $421,911, which represented 0.63% of the Fund's net assets. See Note 3 in "Notes."
§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of November 30, 2008.

Summary of Abbreviations:
AMT – Subject to Alternative Minimum Tax
Assured Gty – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
HUD – Housing and Urban Development
LOC – Letter of Credit
MBIA – Insured by the Municipal Bond Insurance Association

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Voyageur Intermediate Tax-Free Funds - Delaware Tax-Free Minnesota Intermediate Fund (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools ("international fair value pricing").

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At November 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At November 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$71,666,091
Aggregate unrealized appreciation	1,463,651
Aggregate unrealized depreciation	(2,728,371)
Net unrealized depreciation	($1,264,720)

For federal income tax purposes, at August 31, 2008, capital loss carryforwards of $1,465,576 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,023,795 expires in 2009, $4,037 expires in 2010, $246,659 expires in 2011, $81,340 expires in 2014 and $109,745 expires in 2015.

Effective September 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

Securities
Level 1	$1,441,490
Level 2	68,959,881
Level 3	-
Total	$70,401,371

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota’s municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2008, 24% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB, or lower by Standard & Poor's Ratings Group(Standard & Poor’s) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." ”Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's., Standard & Poor’s, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: